SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 31, 2005

AIR T, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-11720	52-1206400
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)	Identification No.)

3524 Airport Road
Maiden, North Carolina 28650
(Address of Principal Executive Offices)
(Zip Code)

(704) 377-2109
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01.    Entry into a Definitive Material Agreement

On August 31, 2005, Air T, Inc. (the "Company") signed a promissory note amending its $7,000,000 secured long-term revolving credit line to extend its expiration date to August 31,
2007. The revolving credit line contains customary events of default, a subjective acceleration clause and restrictive covenants that, among other matters, require the Company to maintain certain financial ratios. There is no requirement for the Company to maintain a lock-box arrangement under this agreement. A copy of the August 31, 2005 promissory note is attached hereto as Exhibit 10.1 and incorporated herein by reference. The description of the promissory note contained herein is qualified in its entirety by the terms of the promissory note incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit 10.1Promissory note dated as of August 31, 2005 of the company and its subsidiaries in favor of Bank of America N.A..

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2005

AIR T, INC.

By:    /s/ John J. Gioffre
John J. Gioffre, Vice President-Finance and Secretary

Exhibit Index

Exhibit	Description
Exhibit 10.1	Promissory note dated as of August 31, 2005 of the Company and its subsidiaries in favor of Bank of America N.A.